Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  July 17, 2008

                             THIRD POINT LLC

                              By:  Daniel S. Loeb, Chief Executive Officer

                              By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact


                              DANIEL S. LOEB


                              By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact


                              THIRD POINT PARTNERS L.P.

                              By:  Third Point Advisors LLC, its General Partner
                              By:  Daniel S. Loeb, Managing Member


                             By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact


                              THIRD POINT PARTNERS QUALIFIED L.P.

                              By:  Third Point Advisors LLC, its General Partner
                              By:  Daniel S. Loeb, Managing Member


                              By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact


             [JOINT FILING AGREEMENT FOR SCHEDULE 13D WITH RESPECT TO
                            BASELINE OIL & GAS CORP.]

                             THIRD POINT OFFSHORE FUND, LTD.

                             By:  Daniel S. Loeb, Director


                               By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact



                             THIRD POINT ULTRA, LTD.

                             By:  Third Point LLC, its Investment Manager
                             By:  Daniel S. Loeb, Chief Executive Officer


                              By:  /s/ Joshua L. Targoff
                                   ---------------------------------------------
                                   Joshua L. Targoff
                                   Attorney-in-Fact


            [JOINT FILING AGREEMENT FOR SCHEDULE 13D WITH RESPECT TO
                            BASELINE OIL & GAS CORP.]